1Q25 Earnings Call Presentation 2 Safe Harbor 1Q25 Earnings Call Presentation This presentation may include certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 3 1Q25 Performance Highlights Strong execution, backed by COAs and flexible business model Consistent execution on long-term COAs, supported strong TCE rate returns during a seasonally soft quarter, with TCE rates outperforming benchmark Panamax, Supramax and Handysize indexes by 33% Adjusted EBITDA decreased to $14.8 million in 1Q25, due to an overall decrease in market rates and TCE earnings during the quarter Continued to successfully integrate Strategic Shipping Inc. (“SSI”) dry bulk fleet in to our operating platform, unlocking operating efficiencies and enhancing returns across our broader fleet Announced new share repurchase program of $15 million and declared $0.05 quarterly dividend, diversifying shareholder return of capital program to maximize long-term shareholder value Entering the second quarter of 2025, market rates remain volatile and continue to reflect global macro and trade policy uncertainties. As of May 12, 2025, booked 4,275 days at an average of $12,524/day, a 25% premium to the benchmark indexes. First quarter 2025 GAAP net loss of $2.0 million, or $0.03 per share and Adjusted net loss of $2.2 million, or $0.03 per share 4 1Q 2025 Performance Summary Adjusted EBITDA $s in Millions Adjusted EPS $s per Share TCE Rate $s per Shipping Day Operating Cash Flow $s in Millions

Outperforming Industry Benchmark

Our TCE has exceeded the market** by an average of 29% on a trailing 5-year basis

Cargo Focused Business Model Consistently Delivers Above-Market Performance

- Current 2Q25 booked TCE rate of $12,524, a 25% premium to the market average through the quarter.*
- Our niche, higher-margin trades, long-term COAs and charter-in strategy remain key areas of differentiation.



PANL Total Shipping Days
PANL TCE Rate
Market TCE Rate**
$ 35,000
$ 30,000
$ 25,000
$ 20,000
$ 15,000
$ 10,000
$ 5,000
$ -
TCE Rate ($s per Shipping Day)
6,000
5,000
4,000
3,000
2,000
1,000
-
Days
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
1Q25
2Q25E

* Q2 25 estimated TCE performance based on shipping days booked as of May 12, 2025
**Average of the published Panamax, Supramax and Handysize indices, net of commission

5

Recent Vessel Acquisitions

Disciplined acquiror of complementary assets

2021 & 2022

Purchased 7 vessels for $245 million



MV Bulk Courageous - Ultramax



MV Bulk Promise - Panamax



MV Bulk Valor - Supramax



MV Nordic Nuluujaak – Post Panamax(1)



MV Nordic Qinnqua – Post Panamax(1)



MV Nordic Sanngijug – Post Panamax(1)



MV Nordic Siku – Post Panamax(1)



MV Bulk Concord - Panamax



MV Bulk Sachuest - Supramax

2023 & 2024

Purchased 3 vessels for $83 million & Acquired 15 vessels for 18.06 million shares



MV Bulk Prudence - Ultramax



MV Bulk Brenton - Supramax



MV Bulk Patience - Supramax



Strategic Handysize Fleet of 15 vessels

(1) On November 6, 2024, the Company acquired the remaining 50% interest in NBP from a non-affiliate, resulting in full ownership of NBP's fleet of four Post Panamax Ice Class 1A dry bulk vessels.

6

Return of Capital Program

Quarterly cash dividend and share repurchase program, support long-term shareholder value creation

Targeted dividend policy is aimed toward sustainability through the cycle

Dividend payout has remained during various market conditions and strategic execution

$15 million repurchase authorization allows for flexible and opportunistic capital deployment

Annual Dividend Payout Ratio

% of Adjusted Net Income



7.4%
16.5%
58.0%
61.5%
2021
2022
2023
2024

Total Annual Cash Dividend Paid

$s per Share



$ 0.11
$ 0.30
$ 0.40
$ 0.40
2021
2022
2023
2024

Annual Dividend Coverage Ratio

Ratio of Operating Cash Flow to Dividends Issued



11.2x
10.1x
3.0x
3.5x
2021
2022
2023
2024

7

Balance Sheet Update

Ample liquidity to support ongoing growth of business

Opportunistically invested in owned ship fleet

Repaid over $11million in debt during 1Q25 through operating cash flow

Capital allocation priorities will be balanced between debt repayment, fleet investment, opportunistic M&A and shareholder returns



Total Net Debt
Total Cash
$s in Millions
$ 47
$ 116
$ 56
$ 256
$ 128
$ 176
$ 99
$ 169
$ 87
$ 311
$ 64
$ 323
2020
2021
2022
2023
2024*
1Q25

*Note: Total net debt as of 12/31/24 reflects $100mm in incremental finance lease obligations assumed as part of the SSI acquisition, which closed on 12/30/24.

8

SSI Fleet Merger: Strategic Rationale

Commercially attractive handysize fleet will add scale and expand the foundation for growth across entire enterprise

Expanding into handysize segment provides scale and diversification

- Currently utilize handysize vessels to serve certain clients on a chartered-in basis
- Additional vessels will allow us to further leverage our differentiated business model to improve fleet utilization and TCE returns
- Expanded fleet will give us scale and capacity to grow presence with new and existing customers
- Additional opportunity for synergies within our Ports and Terminals division

Strengthening dry bulk operations team

- Addition of highly experienced team of dry bulk professionals will provide experience and create platform for future growth

Number of Owned Ships by Class
Numbers of Ships



8
3
10
2021
9
3
13
2022
7
4
13
2023
15
9
4
13
Post-Transaction/YE 2024
Panamax/Post-Panamax
Ultramax
Supramax
Handysize

SSI Handymax Dry Bulk Fleet

Vessel	DWT	Year
Strategic Fortitude	37,829	2016
Strategic Resolve	38,853	2015
Strategic Entity	39,856	2015
Strategic Explorer	39,856	2015
Strategic Venture	39,850	2014
Strategic Equity	39,850	2014
Strategic Harmony	39,879	2014
Strategic Endeavor	33,013	2010

Vessel	DWT	Year
Strategic Alliance	39,850	2014
Strategic Unity	39,850	2014
Strategic Synergy	39,865	2014
Strategic Savannah	35,542	2013
Strategic Tenacity	36,851	2012
Strategic Spirit	37,137	2012
Strategic Vision	37,137	2012

9

SSI Fleet Merger: Executing differentiated value creation strategy

Fleet combination is consistent with key shareholder value creation objectives

Integrated shipping-logistics model	High fleet utilization	Organic Investment	Inorganic investment	Return of capital	Balance sheet optionality
Expands scale of cargo solutions to support customer supply chains in the handysize segment	**Utilize chartered in fleet to arbitrage vessel positions and provide more revenue days**	Purchase vessels in support of existing long-term COA's to maximize returns	Expand capabilities to offer cargo movement beyond ocean transportation	**Sustain consistent dividend approach, not a payout formula**	**Promote historical lending relationships, sustainable business plan, and consistent performance to secure favorable lending terms**
A fully integrated service offering from Handy to Post Panamax		**Expand owned fleet for growth using our unique business model**	Acquire logistics companies to grow in logistics sector	**Conserve capital for fleet renewal and opportunistic growth**	**Maintain low net leverage and substantial free cash generation to provide flexibility in financing growth projects**
Additional volume and margin to ocean freight offerings		Apply consistent approach to expand and renew fleet		**Compensate for volatility of dry bulk market by maintaining reasonable leverage**	

Improved growth opportunities through scaled integration with shipping-logistics model

Improving breadth of owned fleet improves overall utilization and ability to arbitrage vessel positions

All-stock transaction protects consistent dividend program, preserves liquidity and minimizes financial leverage

Addressed through SSI fleet combination

10

Macro Shipping Outlook

Focused on providing comprehensive logistics solutions with targeted dry bulks

Near Term Outlook
(2Q25 & 3Q25)

- Significant US Infrastructure spending is expected to continue, creating favorable tailwinds for construction related raw materials.
- US trade policy uncertainty may create volatility in market prices and trade patterns for commodities but demand remains resilient.

Medium Term Outlook
(Full-Year 2025)

- Global dry bulk fleet growth is expected to remain limited amid limited new-building activity
- Trade disruptions resulting from geopolitical tensions are expected to increase could create opportunities as trade looks to avoid regions of turmoil
- Current risk to medium-term rate improvement is a more pronounced global recession

Long-Term Outlook
(2026 - 2027)

- Clarity in emissions free fuel alternatives creates opportunity for fleet renewal and niche offerings
- Supply chain reorganizations provide the opportunity for the Company to grow its logistics offerings with new and existing customers
- Emissions regulations will continue to put pressure on markets as fleets age amid limited new and compliant vessels are built

11

Value Creation Strategy

Durable business model insulated from macro volatility – focused on deploying capital to drive above-sector growth

Integrated shipping-logistics model

- Provide solutions to customer supply chain issues
- More efficient, lower total cost of delivery for customer
- Adds volume and margins to PANL ocean freight offerings

High fleet utilization

- Utilize chartered in fleet to arbitrage vessel positions and provide more revenue days

Organic investment

- Expand capabilities to offer cargo movement beyond ocean transportation
- Expand owned fleet for growth using our unique business plan
- Apply consistent approach to expand and renew fleet

Inorganic investment

- Purchase vessels in support of existing long-term COAs, to maximize returns
- Acquire logistics companies to grow in logistics sector

Return of capital

- Sustain consistent dividend approach, not a payout formula
- Conserve capital for fleet renewal and opportunistic growth
- Compensate for volatility of sector by maintaining reasonable liquidity

Balance sheet optionality

- Promote historical lending relationships, sustainable business plan, and consistent performance to help provide favorable lending terms
- Maintain low net leverage and substantial free cash generation to provide flexibility in financing growth projects
- Consider joint ventures to help mitigate risks and create synergies

12

Investment Conclusion

Small-cap growth play with stable return of capital program

- Integrated shipping-logistics model delivering consistent, above-market returns
- Positioned to benefit from tightening global supply of dry-bulk vessels amid continued demand growth
- Leading position within Ice-Class trades supports superior earned TCE rates
- Long-term cargo-based contracts provide multi-year demand visibility
- Focused on consistently high fleet utilization to drive operating leverage
- On-shore logistics offering provides significant, incremental revenue opportunities
- Disciplined capital allocation strategy
- Significant balance sheet optionality to pursue growth, low net leverage

13

PANGAEA

Appendix

Confidential - Pangaea Logistics Solutions

Selected Balance Sheet Data

(in thousands,may not foot due to rounding)

	March 31, 2025	December 31, 2024
Current Assets		
Cash and cash equivalents	$ 63,949	$ 86,805
Accounts receivable, net	47,915	42,371
Other current assets	64,039	62,818
Total current assets	$ 175,903	$ 191,994
Fixed assets, including finance lease right of use assets, net	733,692	736,598
Goodwill	3,105	3,105
Other Non-current Assets	5,290	4,761
Total assets	$ 917,989	$ 936,457
Current liabilities		
Accounts payable, accrued expenses and other current liabilities	$ 43,847	$ 47,763
Current portion long-term debt and finance lease liabilities	44,811	44,687
Other current liabilities	20,339	16,658
Total current liabilties	108,997	109,108
Secured long-term debt and finance lease liabilities, net	341,839	352,685
Total Pangaea Logistics Solutions Ltd. equity	420,803	427,822
Non-controlling interests	46,350	46,843
Total stockholders' equity	467,153	474,664
Total liabilities and stockholders' equity	$ 917,989	$ 936,457

15

Selected Income Statement Data

(in thousands,may not foot due to rounding)

	March 31, 2025	March 31, 2024
Revenues:		
Voyage revenue	$ 109,660	$ 87,291
Charter revenue	9,993	15,031
Terminal & stevedore revenue	3,149	2,427
Total revenue	122,802	104,749
Expenses:		
Voyage expense	60,307	37,115
Charter hire expense	17,641	27,143
Vessel operating expenses	22,178	12,669
Terminal Expenses	2,551	2,079
General and administrative	7,274	7,278
Depreciation and amortization	9,923	7,436
Total expenses	119,875	93,720
Income from operations	2,926	11,028
Total other expense, net	(5,125)	1,638
Net income	(2,199)	12,666
Income attributable to noncontrolling interests	218	(991)
Net income attributable to Pangaea Logistics Solutions Ltd.	$ (1,981)	$ 11,674
Adjusted EBITDA (1)	$ 14,774	$ 19,947

Adjusted EBITDA represents net income (or loss), determined in accordance with U.S. GAAP, excluding interest expense, interest income, income taxes, depreciation and amortization, loss on impairment, loss on sale and leaseback of vessels, share-based compensation, other non-operating income and/or expense, and other non-recurring items, if any.

16

17 Reconciliation of Non-GAAP Measures Three Months Ended March 31, 2025 Three Months Ended March 31, 2024 Net Transportation and Service Revenue Gross Profit $ 10,228,418 $ 18,333,600 Add: Vessel Depreciation and amortization 9,896,013 7,408,995 Net transportation and service revenue $ 20,124,431 $ 25,742,595 Adjusted EBITDA Net (loss) income $ (2,198,674) $ 12,665,634 Interest expense, net 5,701,566 2,975,646 Income (loss) attributable to Non-controlling interest recorded as long-term liability interest expense — 815,102 Depreciation and amortization 9,923,492 7,436,473 EBITDA $ 13,426,384 $ 23,892,855 Non-GAAP Adjustments: Share-based compensation 1,531,600 1,138,677 Unrealized (gain) loss on derivative instruments, net (183,540) (5,084,339) Adjusted EBITDA $ 14,774,444 $ 19,947,193 18 Reconciliation of Non-GAAP Measures Three Months Ended March 31, 2025 Three Months Ended March 31, 2024 Earnings Per Common Share Net income attributable to Pangaea Logistics Solutions Ltd. $ (1,980,877) $ 11,674,176 Weighted average number of common shares - basic 63,851,090 45,214,519 Weighted average number of common shares - diluted 63,851,090 45,914,772 Earnings per common share - basic (0.03) 0.26 Earnings per common share - diluted (0.03) 0.25 Adjusted EPS Net income attributable to Pangaea Logistics Solutions Ltd. $ (1,980,877) $ 11,674,176 Non-GAAP Add: Unrealized (gain) loss on derivative instruments, net (183,540) (5,084,339) Non-GAAP adjusted net income attributable to Pangaea Logistics Solutions Ltd. (2,164,417) 6,589,837 Weighted average number of common shares - basic 63,851,090 45,214,519 Weighted average number of common shares - diluted 63,851,090 45,914,772 Adjusted EPS - basic $ (0.03) $ 0.15 Adjusted EPS - diluted $ (0.03) $ 0.14